Exhibit 99.1

News Release

AstroNova Launches High Performance Digital Label Presses and

Direct-to-Package Printer Under AstroNova Brand;

Validates Further Advancements in Product Identification Segment

•	Breakthrough print engine technology, intelligent machine monitoring, and significantly lower operating costs

•	New product lineup enables disruptive force for label converters and print shops while improving ability to reduce inventory and costs for both customers and the Company

•	Expanded go-to-market strategy with cross training and expansion of sales force

•	Integrated MTEX leadership under AstroNova structure; streamlined executive leadership

WEST WARWICK, R.I., April 21, 2025 – AstroNova, Inc. (Nasdaq: ALOT), a leading innovator in digital print technology, today announced the launch of two new high-performance digital label presses and a direct-to-package printer at FESPA Global Print Expo 2025 in Berlin, Germany, delivering a new standard of speed, flexibility, and cost-efficiency to the light to medium production segment. AstroNova’s flagship QuickLabel® line extends its light production segment of digital label printing, with the introduction of QL-425(A4 wide) and QL-435 (A3 wide) professional label presses. The Company will also introduce the VP-800, its latest solution to print on sustainable packaging materials, including corrugated cardboard, die-cut boxes, padded or plain envelopes, paper bags, and wood.

Designed specifically for label converters and higher volume brand-owners and print service providers (PSPs) focused on medium-volume runs, these new systems combine advanced hardware, intelligent automation, and an ecosystem of support tools that help customers scale their output while keeping operating costs at a minimum.

QL-435 A3-Wide Digital Label

“This lineup isn’t just a refresh — it’s a complete rethink of what medium-volume production can look like,” noted Greg Woods, CEO of AstroNova. “We’ve designed these machines to give converters and PSPs the edge they need: more control, more uptime, and significantly lower operating costs. Because of the flexibility of our new print engine system there is greater commonality of components across our products enabling further flexibility for support and future upgrades that addresses inventory requirements for the users and ourselves.”

VP-800 Direct-to-Package Printer

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Launches High Performance Digital Label Presses and Direct-to-Package Printer Under AstroNova Brand; Validates Further Advancements in Product Identification Segment

April 21, 2025

Mr. Woods added, “We have made excellent progress with the turnaround and integration of MTEX which provided the technology that enabled these product launches. We have expanded the sales team representing this disruptive technology from just the few that MTEX had to 40 sales personnel through our cross-training program. We have also expanded the distributor network employing the AstroNova go-to-market strategy. The expansion of our market reach has measurably improved the Product Identification (“PI”) segment’s order rates, quickly getting the MTEX acquisition’s orders up near the run rate that was expected when it was acquired.”

AstroNova also announced personnel changes that eliminated a number of former MTEX positions while also streamlining its own executive leadership team. The streamlining was a part of the previously announced restructuring that is expected to result in $3 million in annualized costs savings which will begin to be realized later in the third quarter of fiscal 2026, excluding restructuring costs. Direct reports to the CEO are now down from ten to a more manageable span of seven. The restructuring of the leadership team has also enabled greater accountability through a more simplified organization. MTEX management is now fully integrated into the PI leadership team.

Mr. Woods concluded, “We have been rapidly making change at AstroNova to improve our financial performance. Simplifying the executive team enables improved communication, clearer lines of accountability and faster decision making. We expect this will continue to be demonstrated as we move through fiscal 2026.”

About AstroNova

AstroNova (Nasdaq: ALOT), a global leader in data visualization technologies since 1969, designs, manufactures, distributes and services a broad range of products that acquire, store, analyze, and present data in multiple formats. Its strategy is to drive profitable growth through innovative new technologies, building its installed base to expand recurring revenue while strategically sourcing its replacement products. The Product Identification segment provides a wide array of digital, end-to-end product marking and identification solutions, including hardware, software, and supplies for OEMs, commercial printers, and brand owners. The Aerospace segment provides products designed for airborne printing solutions, avionics, and data acquisition. Aerospace products include flight deck printing solutions, networking hardware, and specialized aerospace-grade supplies. Data acquisition systems are used in research and development, flight testing, missile and rocket telemetry production monitoring, power, and maintenance applications. For more information please visit: https://astronovainc.com/.

Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but rather reflect AstroNova’s current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning AstroNova’s anticipated performance, involve risks, uncertainties and other factors, some of which are beyond AstroNova’s control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Launches High Performance Digital Label Presses and Direct-to-Package Printer Under AstroNova Brand; Validates Further Advancements in Product Identification Segment

April 21, 2025

limited to, (i) customers may not adopt AstroNova’s newly announced QL-425 and QL-435 professional label printers or VP-800 direct-to-package printer at the pace or price points that AstroNova expects, or at all; (ii) AstroNova’s newly announced print engine technology may not provide the benefits AstroNova expects for its customers or itself; (iii) AstroNova’s management streamlining initiative in its PI segment may not provide the expected benefits; (iv) AstroNova may be unable to sustain improved order volume on products from its MTEX acquisition; and (v) those factors set forth in AstroNova’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and subsequent filings AstroNova makes with the Securities and Exchange Commission. AstroNova undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.

Additional Information and Where to Find it

AstroNova intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for AstroNova’s 2025 Annual Meeting of Stockholders. This press release is not a substitute for any proxy statement or other document that AstroNova may file with the SEC in connection with any solicitation of proxies by AstroNova. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ASTRONOVA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION OF PROXIES. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by AstroNova free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by AstroNova are also available free of charge by accessing AstroNova’s website at www.astronovainc.com.

Participants

This press release is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, AstroNova, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by AstroNova. Information about AstroNova’s executive officers and directors is available in AstroNova’s Annual Report on Form 10-K for the year ended January 31, 2025, which was filed with the SEC on April 15, 2025, and in its proxy statement for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2024 and the Current Report on Form 8-K filed on Marcy 28, 2025. To the extent holdings of AstroNova securities reported in the proxy statement for the 2024 Annual Meeting of Stockholders or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investor/Media Contact:	Customer Contact:
Deborah Pawlowski, IRC, Alliance Advisors Email: dpawlowski@allianceadvisors.com Phone: 716.843.3908	Mohit Bhushan, AstroNova Inc. Director of Marketing Email: marketing@astronovainc.com Phone: 401.828.4000

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000